Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

       (1) Registration Statement (Form S-8 No. 333-52992) pertaining to the Fluor Corporation 2000 Executive Performance Incentive Plan and the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors,

       (2) Registration Statement (Form S-8 No. 333-63868) pertaining to the Fluor Daniel Craft Employees 401(k) Retirement Plan,

       (3) Registration Statement (Form S-8 No. 333-63870) pertaining to Fluor Corporation Salaried Employees’ Savings Investment Plan,

       (4) Registration Statement (Form S-8 No. 333-63872) pertaining to TRS 401(k) Retirement Plan,

       (5) Registration Statement (Form S-8 No. 333-63858) pertaining to AMECO and Subsidiaries Salaried Employees 401(k) Retirement Plan,

       (6) Registration Statement (Form S-8 No. 333-63860) pertaining to DMIS, Inc. Nissan Maintenance Project Retirement & Savings Plan,

       (7) Registration Statement (Form S-8 No. 333-63862) pertaining to Fluor Corporation Employees’ Performance Plan,

       (8) Registration Statement (Form S-8 No. 333-63864) pertaining to TRS Salaried Employees’ 401(k) Retirement Plan,

       (9) Registration Statement (Form S-3 No. 333-112644) and related Prospectus for Fluor Corporation pertaining to the registration of $300,000,000 of debt securities,

(10) Registration Statement (Form S-8 No. 333-67000) pertaining to 2001 Key Employee Performance Incentive Plan,

(11) Registration Statement (Form S-8 No. 333-84790) pertaining to the Fluor Executive Deferred Compensation Program,

(12) Registration Statement (Form S-8 No. 333-105308) pertaining to the Fluor Corporation 2003 Executive Performance Incentive Plan,

(13) Registration Statement (Form S-8 No. 333-105309) pertaining to the Fluor Corporation Deferred Directors’ Fees Program,

(14) Registration Statement (Form S-3 MEF No. 333-63984) and related Prospectus of Fluor Corporation pertaining to the registration of $30,000,000 of debt securities,

(15) Registration Statement (Form S-8 No. 333-120374) pertaining to TRS 401(k) Retirement Plan,

(16) Registration Statement (Form S-8 No. 333-120372) pertaining to the Fluor Corporation Salaried Employees’ Savings Investment Plan,

(17) Registration Statement (Form S-8 No. 333-120370) pertaining to the Fluor Daniel Craft Employees 401(k) Retirement Plan,

(18) Registration Statement (Form S-8 No. 333-115080) pertaining to the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors, and

(19) Registration Statement (Form S-3 No. 333-121626) and related Prospectus of Fluor Corporation pertaining to the registration of $500,000,000 of common stock and/or debt securities;

of our reports dated February 28, 2007, with respect to the consolidated financial statements of Fluor Corporation, Fluor Corporation management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Fluor Corporation, included in this Annual Report (Form 10-K) for the year-ended December 31, 2006.

/s/ Ernst & Young LLP

Dallas, Texas
February 28, 2007